AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Operating Revenues
Service	$37,272	$35,539	4.9%	$111,515	$94,042	18.6%
Equipment	3,618	3,552	1.9%	10,430	10,640	-2.0%
Total Operating Revenues	40,890	39,091	4.6%	121,945	104,682	16.5%

Operating Expenses
Cost of services and sales
Equipment	4,455	4,501	-1.0%	13,090	13,400	-2.3%
Broadcast, programming and operations	4,909	4,081	20.3%	14,239	6,351	-%
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,526	9,214	3.4%	28,436	27,604	3.0%
Selling, general and administrative	9,013	9,107	-1.0%	26,363	24,535	7.5%
Depreciation and amortization	6,579	6,265	5.0%	19,718	15,539	26.9%
Total Operating Expenses	34,482	33,168	4.0%	101,846	87,429	16.5%
Operating Income	6,408	5,923	8.2%	20,099	17,253	16.5%
Interest Expense	1,224	1,146	6.8%	3,689	2,977	23.9%
Equity in Net Income of Affiliates	16	15	6.7%	57	48	18.8%
Other Income (Expense) - Net	(7)	(57)	87.7%	154	61	-%
Income Before Income Taxes	5,193	4,735	9.7%	16,621	14,385	15.5%
Income Tax Expense	1,775	1,657	7.1%	5,803	4,784	21.3%
Net Income	3,418	3,078	11.0%	10,818	9,601	12.7%
Less: Net Income Attributable to Noncontrolling Interest	(90)	(84)	-7.1%	(279)	(262)	-6.5%
Net Income Attributable to AT&T	$3,328	$2,994	11.2%	$10,539	$9,339	12.8%

Basic Earnings Per Share Attributable to AT&T	$0.54	$0.50	8.0%	$1.70	$1.71	-0.6%
Weighted Average Common Shares Outstanding (000,000)	6,168	5,924	4.1%	6,171	5,447	13.3%

Diluted Earnings Per Share Attributable to AT&T	$0.54	$0.50	8.0%	$1.70	$1.71	-0.6%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,189	5,943	4.1%	6,191	5,463	13.3%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2016	2015
Assets
Current Assets
Cash and cash equivalents	$5,895	$5,121
Accounts receivable - net of allowances for doubtful accounts of $650 and $704	16,855	16,532
Prepaid expenses	1,333	1,072
Other current assets	13,291	13,267
Total current assets	37,374	35,992
Property, Plant and Equipment - Net	123,922	124,450
Goodwill	105,271	104,568
Licenses	94,241	93,093
Customer Lists and Relationships - Net	15,227	18,208
Other Intangible Assets - Net	8,734	9,409
Investments in Equity Affiliates	1,679	1,606
Other Assets	16,527	15,346
Total Assets	$402,975	$402,672

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,982	$7,636
Accounts payable and accrued liabilities	28,849	30,372
Advanced billing and customer deposits	4,637	4,682
Accrued taxes	2,686	2,176
Dividends payable	2,948	2,950
Total current liabilities	47,102	47,816
Long-Term Debt	117,239	118,515
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	59,649	56,181
Postemployment benefit obligation	33,483	34,262
Other noncurrent liabilities	20,899	22,258
Total deferred credits and other noncurrent liabilities	114,031	112,701
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,536	89,763
Retained earnings	35,319	33,671
Treasury stock	(12,589)	(12,592)
Accumulated other comprehensive income	4,850	5,334
Noncontrolling interest	992	969
Total stockholders' equity	124,603	123,640
Total Liabilities and Stockholders' Equity	$402,975	$402,672

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Nine Months Ended
Unaudited	September 30,
	2016	2015
Operating Activities
Net income	$10,818	$9,601
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,718	15,539
Undistributed earnings from investments in equity affiliates	(22)	(36)
Provision for uncollectible accounts	1,036	895
Deferred income tax expense	3,011	1,539
Net gain from sale of investments, net of impairments	(88)	(46)
Changes in operating assets and liabilities:
Accounts receivable	(1,108)	737
Other current assets	1,805	546
Accounts payable and accrued liabilities	(1,173)	1,332
Equipment installment plan receivables and securitizations	207	(1,682)
Deferred fulfillment costs	(1,883)	(884)
Retirement benefit funding	(770)	(595)
Other - net	(2,349)	(251)
Total adjustments	18,384	17,094
Net Cash Provided by Operating Activities	29,202	26,695

Investing Activities
Capital expenditures:
Purchase of property and equipment	(15,283)	(13,356)
Interest during construction	(669)	(566)
Acquisitions, net of cash acquired	(2,922)	(30,694)
Dispositions	184	79
Sales of securities, net	501	1,490
Net Cash Used in Investing Activities	(18,189)	(43,047)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	-	(1)
Issuance of long-term debt	10,140	33,967
Repayment of long-term debt	(10,688)	(9,962)
Purchase of treasury stock	(444)	-
Issuance of treasury stock (excluding acquisition of DIRECTV)	137	133
Dividends paid	(8,850)	(7,311)
Other	(534)	(2,875)
Net Cash (Used in) Provided by Financing Activities	(10,239)	13,951
Net increase (decrease) in cash and cash equivalents	774	(2,401)
Cash and cash equivalents beginning of year	5,121	8,603
Cash and Cash Equivalents End of Period	$5,895	$6,202

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Capital expenditures
Purchase of property and equipment	$5,581	$5,028	11.0%	$15,283	$13,356	14.4%
Interest during construction	$232	$227	2.2%	$669	$566	18.2%

Dividends Declared per Share	$0.48	$0.47	2.1%	$1.44	$1.41	2.1%

End of Period Common Shares Outstanding (000,000)				6,141	6,152	-0.2%
Debt Ratio				50.1%	50.8%	-70	BP
Total Employees				273,140	281,240	-2.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2016	2015	Change
Wireless Subscribers
Domestic				133,338	126,406	5.5%
Mexico				10,698	8,091	32.2%
Total Wireless Subscribers				144,036	134,497	7.1%

Total Branded Wireless Subscribers				100,821	95,305	5.8%

Video Connections
Domestic				25,321	25,450	-0.5%
PanAmericana				7,139	7,006	1.9%
Brazil				5,337	5,538	-3.6%
Total Video Connections				37,797	37,994	-0.5%

Broadband Connections
IP				13,715	13,076	4.9%
DSL				1,903	2,756	-31.0%
Total Broadband Connections				15,618	15,832	-1.4%

Voice Connections
Network Access Lines				14,603	17,352	-15.8%
U-verse VoIP Connections				5,707	5,443	4.9%
Total Retail Consumer Voice Connections				20,310	22,795	-10.9%

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Wireless Net Additions
Domestic	1,532	2,513	-39.0%	4,674	5,825	-19.8%
Mexico	743	(231)	-%	2,014	(689)	-%
Total Wireless Net Additions	2,275	2,282	-0.3%	6,688	5,136	30.2%

Total Branded Wireless Net Additions	1,285	125	-%	3,881	1,405	-%

Video Net Additions
Domestic	(2)	(65)	96.9%	(103)	(37)	-%
PanAmericana	(36)	16	-%	73	16	-%
Brazil	(12)	(129)	90.7%	(107)	(129)	17.1%
Total Video Net Additions	(50)	(178)	71.9%	(137)	(150)	8.7%

Broadband Net Additions
IP	171	192	-10.9%	447	871	-48.7%
DSL	(194)	(321)	39.6%	(607)	(1,067)	43.1%
Total Broadband Net Additions	(23)	(129)	82.2%	(160)	(196)	18.4%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers; and individual subscribers who purchase wireless services through employer-sponsored plans. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We utilize our wireless and wired networks (referred to as "wired" or "wireline") to provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended				Nine Months Ended
Unaudited	September 30,		Percent		September 30,		Percent
	2016	2015	Change		2016	2015	Change
Segment Operating Revenues
Wireless service	$8,049	$7,732	4.1%		$23,867	$23,003	3.8%
Fixed strategic services	2,888	2,646	9.1%		8,447	7,745	9.1%
Legacy voice and data services	4,046	4,616	-12.3%		12,567	14,081	-10.8%
Other service and equipment	908	885	2.6%		2,652	2,585	2.6%
Wireless equipment	1,876	1,813	3.5%		5,422	5,499	-1.4%
Total Segment Operating Revenues	17,767	17,692	0.4%		52,955	52,913	0.1%

Segment Operating Expenses
Operations and support expenses	10,925	10,921	-%		32,584	32,966	-1.2%
Depreciation and amortization	2,539	2,474	2.6%		7,568	7,276	4.0%
Total Segment Operating Expenses	13,464	13,395	0.5%		40,152	40,242	-0.2%
Segment Operating Income	4,303	4,297	0.1%		12,803	12,671	1.0%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$4,303	$4,297	0.1%		$12,803	$12,671	1.0%

Segment Operating Income Margin	24.2%	24.3%			24.2%	23.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2016	2015	Change
Business Solutions Wireless Subscribers
Postpaid/Branded					50,014	47,414	5.5%
Reseller					58	83	-30.1%
Connected Devices					29,355	24,064	22.0%
Total Business Solutions Wireless Subscribers					79,427	71,561	11.0%

Business Solutions IP Broadband Connections					963	891	8.1%

	Three Months Ended				Nine Months Ended
	September 30,		Percent		September 30,		Percent
	2016	2015	Change		2016	2015	Change
Business Solutions Wireless Net Additions
Postpaid/Branded	191	265	-27.9%		509	850	-40.1%
Reseller	1	8	-87.5%		(34)	14	-%
Connected Devices	1,290	1,602	-19.5%		4,067	4,104	-0.9%
Total Business Solutions Wireless Net Additions	1,482	1,875	-21.0%		4,542	4,968	-8.6%

Business Solutions Wireless Postpaid Churn	0.97%	1.05%	-8	BP	0.97%	0.95%	2	BP

Business Solutions IP Broadband Net Additions	15	20	-25.0%		52	70	-25.7%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories. We utilize our copper and IP-based wired network and/or our satellite technology.

Segment Results
Dollars in millions	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Segment Operating Revenues
Video entertainment	$9,026	$7,162	26.0%	$26,893	$11,024	-%
High-speed internet	1,892	1,685	12.3%	5,562	4,861	14.4%
Legacy voice and data services	1,168	1,419	-17.7%	3,725	4,547	-18.1%
Other service and equipment	634	592	7.1%	1,909	1,868	2.2%
Total Segment Operating Revenues	12,720	10,858	17.1%	38,089	22,300	70.8%

Segment Operating Expenses
Operations and support expenses	9,728	8,450	15.1%	28,875	18,222	58.5%
Depreciation and amortization	1,504	1,389	8.3%	4,481	3,519	27.3%
Total Segment Operating Expenses	11,232	9,839	14.2%	33,356	21,741	53.4%
Segment Operating Income	1,488	1,019	46.0%	4,733	559	-%
Equity in Net Income (Loss) of Affiliates	-	2	-%	1	(16)	-%
Segment Contribution	$1,488	$1,021	45.7%	$4,734	$543	-%

Segment Operating Income Margin	11.7%	9.4%		12.4%	2.5%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2016	2015	Change
Video Connections
Satellite				20,777	19,570	6.2%
U-verse				4,515	5,854	-22.9%
Total Video Connections				25,292	25,424	-0.5%

Broadband Connections
IP				12,752	12,185	4.7%
DSL				1,424	2,137	-33.4%
Total Broadband Connections				14,176	14,322	-1.0%

Voice Connections
Retail Consumer Switched Access Lines				6,155	7,675	-19.8%
U-verse Consumer VoIP Connections				5,378	5,216	3.1%
Total Retail Consumer Voice Connections				11,533	12,891	-10.5%

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Video Net Additions
Satellite	323	26	-%	993	26	-%
U-verse	(326)	(92)	-%	(1,099)	(66)	-%
Total Video Net Additions	(3)	(66)	95.5%	(106)	(40)	-%

Broadband Net Additions
IP	156	172	-9.3%	396	802	-50.6%
DSL	(161)	(278)	42.1%	(506)	(922)	45.1%
Total Broadband Net Additions	(5)	(106)	95.3%	(110)	(120)	8.3%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We utilize our U.S. wireless network to provide voice and data services, including high-speed internet, video, and home monitoring services.

Segment Results
Dollars in millions	Three Months Ended				Nine Months Ended
Unaudited	September 30,		Percent		September 30,		Percent
	2016	2015	Change		2016	2015	Change
Segment Operating Revenues
Service	$6,914	$7,363	-6.1%		$20,805	$22,019	-5.5%
Equipment	1,353	1,421	-4.8%		3,976	4,298	-7.5%
Total Segment Operating Revenues	8,267	8,784	-5.9%		24,781	26,317	-5.8%

Segment Operating Expenses
Operations and support expenses	4,751	5,065	-6.2%		14,343	15,808	-9.3%
Depreciation and amortization	944	976	-3.3%		2,798	2,912	-3.9%
Total Segment Operating Expenses	5,695	6,041	-5.7%		17,141	18,720	-8.4%
Segment Operating Income	2,572	2,743	-6.2%		7,640	7,597	0.6%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$2,572	$2,743	-6.2%		$7,640	$7,597	0.6%

Segment Operating Income Margin	31.1%	31.2%			30.8%	28.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2016	2015	Change
Consumer Mobility Subscribers
Postpaid					27,374	29,257	-6.4%
Prepaid					13,035	10,988	18.6%
Branded					40,409	40,245	0.4%
Reseller					12,566	13,647	-7.9%
Connected Devices					936	953	-1.8%
Total Consumer Mobility Subscribers					53,911	54,845	-1.7%

	Three Months Ended				Nine Months Ended
	September 30,		Percent		September 30,		Percent
	2016	2015	Change		2016	2015	Change
Consumer Mobility Net Additions
Postpaid	21	23	-8.7%		89	289	-69.2%
Prepaid	304	466	-34.8%		1,169	895	30.6%
Branded	325	489	-33.5%		1,258	1,184	6.3%
Reseller	(316)	149	-%		(1,140)	(218)	-%
Connected Devices	41	-	-%		14	(109)	-%
Total Consumer Mobility Net Additions	50	638	-92.2%		132	857	-84.6%

Total Churn	2.11%	1.90%	21	BP	2.06%	1.93%	13	BP
Postpaid Churn	1.19%	1.33%	-14	BP	1.17%	1.23%	-6	BP

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Segment Operating Revenues
Video entertainment	$1,297	$945	37.2%	$3,649	$945	-%
Wireless service	484	494	-2.0%	1,428	1,153	23.9%
Wireless equipment	98	87	12.6%	297	155	91.6%
Total Segment Operating Revenues	1,879	1,526	23.1%	5,374	2,253	-%

Segment Operating Expenses
Operations and support expenses	1,640	1,384	18.5%	4,951	2,131	-%
Depreciation and amortization	293	225	30.2%	868	346	-%
Total Segment Operating Expenses	1,933	1,609	20.1%	5,819	2,477	-%
Segment Operating Income (Loss)	(54)	(83)	34.9%	(445)	(224)	-98.7%
Equity in Net Income (Loss) of Affiliates	1	(4)	-%	24	(4)	-%
Segment Contribution	$(53)	$(87)	39.1%	$(421)	$(228)	-84.6%

Segment Operating Income Margin	(2.9)%	(5.4)%		(8.3)%	(9.9)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2016	2015	Change
Mexican Wireless Subscribers
Postpaid				4,733	4,159	13.8%
Prepaid				5,665	3,487	62.5%
Branded				10,398	7,646	36.0%
Reseller				300	445	-32.6%
Total Mexican Wireless Subscribers				10,698	8,091	32.2%

Latin America Satellite Subscribers
PanAmericana				7,139	7,006	1.9%
SKY Brazil				5,337	5,538	-3.6%
Total Latin America Satellite Subscribers				12,476	12,544	-0.5%

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
	2016	2015	Change	2016	2015	Change
Mexican Wireless Net Additions
Postpaid	163	15	-%	444	47	-%
Prepaid	606	(210)	-%	1,670	(677)	-%
Branded	769	(195)	-%	2,114	(630)	-%
Reseller	(26)	(36)	27.8%	(100)	(59)	-69.5%
Total Mexican Wireless Net Additions	743	(231)	-%	2,014	(689)	-%

Latin America Satellite Net Additions
PanAmericana	(36)	16	-%	73	16	-%
SKY Brazil	(12)	(129)	90.7%	(107)	(129)	17.1%
Total Latin America Satellite Net Additions	(48)	(113)	57.5%	(34)	(113)	69.9%

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended				Nine Months Ended
Unaudited	September 30,		Percent		September 30,		Percent
	2016	2015	Change		2016	2015	Change
Operating Revenues
Service	$14,963	$15,095	-0.9%		$44,673	$45,022	-0.8%
Equipment	3,229	3,234	-0.2%		9,398	9,797	-4.1%
Total Operating Revenues	18,192	18,329	-0.7%		54,071	54,819	-1.4%

Operating Expenses
Operations and support expenses	10,696	10,865	-1.6%		31,822	33,310	-4.5%
Depreciation and amortization	2,107	2,046	3.0%		6,244	6,082	2.7%
Total Operating Expenses	12,803	12,911	-0.8%		38,066	39,392	-3.4%
Operating Income	5,389	5,418	-0.5%		16,005	15,427	3.7%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$5,389	$5,418	-0.5%		$16,005	$15,427	3.7%

Operating Income Margin	29.6%	29.6%			29.6%	28.1%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2016	2015	Change
AT&T Mobility Subscribers
Postpaid					77,388	76,671	0.9%
Prepaid					13,035	10,988	18.6%
Branded					90,423	87,659	3.2%
Reseller					12,624	13,729	-8.0%
Connected Devices					30,291	25,018	21.1%
Total AT&T Mobility Subscribers					133,338	126,406	5.5%

Domestic Licensed POPs (000,000)					323	321	0.6%

	Three Months Ended				Nine Months Ended
	September 30,		Percent		September 30,		Percent
	2016	2015	Change		2016	2015	Change
AT&T Mobility Net Additions
Postpaid	212	289	-26.6%		598	1,140	-47.5%
Prepaid	304	466	-34.8%		1,169	895	30.6%
Branded	516	755	-31.7%		1,767	2,035	-13.2%
Reseller	(315)	156	-%		(1,174)	(205)	-%
Connected Devices	1,331	1,602	-16.9%		4,081	3,995	2.2%
Total AT&T Mobility Net Additions	1,532	2,513	-39.0%		4,674	5,825	-19.8%
M&A Activity, Partitioned Customers and Other Adjustments	1	(9)	-%		24	27	-11.1%

Total Churn	1.45%	1.33%	12	BP	1.41%	1.35%	6	BP
Postpaid Churn	1.05%	1.16%	-11	BP	1.04%	1.06%	-2	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

September 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,767	$10,925	$6,842	$2,539	$4,303	$-	$4,303
Entertainment Group	12,720	9,728	2,992	1,504	1,488	-	1,488
Consumer Mobility	8,267	4,751	3,516	944	2,572	-	2,572
International	1,879	1,640	239	293	(54)	1	(53)
Segment Total	40,633	27,044	13,589	5,280	8,309	$1	$8,310
Corporate and Other	270	270	-	17	(17)
Acquisition-related items	-	290	(290)	1,282	(1,572)
Certain Significant items	(13)	299	(312)	-	(312)
AT&T Inc.	$40,890	$27,903	$12,987	$6,579	$6,408

September 30, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,692	$10,921	$6,771	$2,474	$4,297	$-	$4,297
Entertainment Group	10,858	8,450	2,408	1,389	1,019	2	1,021
Consumer Mobility	8,784	5,065	3,719	976	2,743	-	2,743
International	1,526	1,384	142	225	(83)	(4)	(87)
Segment Total	38,860	25,820	13,040	5,064	7,976	$(2)	$7,974
Corporate and Other	316	315	1	3	(2)
Acquisition-related items	(85)	611	(696)	1,198	(1,894)
Certain Significant items	-	157	(157)	-	(157)
AT&T Inc.	$39,091	$26,903	$12,188	$6,265	$5,923

Nine Months Ended
Dollars in millions
Unaudited

September 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$52,955	$32,584	$20,371	$7,568	$12,803	$-	$12,803
Entertainment Group	38,089	28,875	9,214	4,481	4,733	1	4,734
Consumer Mobility	24,781	14,343	10,438	2,798	7,640	-	7,640
International	5,374	4,951	423	868	(445)	24	(421)
Segment Total	121,199	80,753	40,446	15,715	24,731	$25	$24,756
Corporate and Other	759	940	(181)	54	(235)
Acquisition-related items	-	818	(818)	3,949	(4,767)
Certain Significant items	(13)	(383)	370	-	370
AT&T Inc.	$121,945	$82,128	$39,817	$19,718	$20,099

September 30, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$52,913	$32,966	$19,947	$7,276	$12,671	$-	$12,671
Entertainment Group	22,300	18,222	4,078	3,519	559	(16)	543
Consumer Mobility	26,317	15,808	10,509	2,912	7,597	-	7,597
International	2,253	2,131	122	346	(224)	(4)	(228)
Segment Total	103,783	69,127	34,656	14,053	20,603	$(20)	$20,583
Corporate and Other	984	785	199	47	152
Acquisition-related items	(85)	1,604	(1,689)	1,439	(3,128)
Certain Significant items	-	374	(374)	-	(374)
AT&T Inc.	$104,682	$71,890	$32,792	$15,539	$17,253